EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Quarterly Report on Form 10-Q for the quarter ended December 31, 2018 (the “Report”) by MYnd Analytics, Inc. (the “Registrant”), the undersigned hereby certifies that in his capacity as an officer of the Registrant that to his knowledge:

1.	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: February 14, 2019	/s/ Patrick Herguth
Patrick Herguth
Chief Executive Officer (Principal Executive Officer)

Date: February 14, 2019	/s/ Donald D’Ambrosio
Donald D’Ambrosio
Chief Financial Officer (Principal Financial Officer)